UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

Conduit Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300 San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 471-8536

Murphy Canyon Acquisition Corp.

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 29, 2023, Conduit Pharmaceuticals Inc., a Delaware corporation (f/k/a/ Murphy Canyon Acquisition Corp.) filed a Current Report on Form 8-K (the “Original Current Report”). This Amendment to the Original Current Report (as amended, this “Current Report”) is being filed solely to reflect that the accompany interim condensed financial statements of Conduit as of June 30, 2023 and June 30, 2022 have been reviewed by the Company’s Independent Registered Public Accounting Firm.

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “New Conduit,” “Conduit,” and the “Company” refer to Conduit Pharmaceuticals Inc., a Delaware corporation (f/k/a Murphy Canyon Acquisition Corp., a Delaware corporation), after giving effect to the Business Combination (as defined below), and as renamed Conduit Pharmaceuticals Inc., and where appropriate, its wholly-owned subsidiaries (including Old Conduit, as defined below) following the Closing Date (as defined below). Furthermore, unless otherwise stated or unless the context otherwise requires, references to “MURF” refer to Murphy Canyon Acquisition Corp., a Delaware corporation, prior to the Closing Date, and references to “Old Conduit” refer to Conduit Pharmaceuticals Limited, a Cayman Islands exempted company, prior to the Closing Date. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the joint proxy statement/prospectus of MURF dated August 11, 2023 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2023 (the “Proxy Statement/Prospectus”) in the section entitled “Frequently Used Terms,” and such definitions are incorporated herein by reference.

This Current Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Current Report controls.

As previously disclosed, on September 20, 2023, MURF held the Special Meeting, at which the MURF stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On September 22, 2023 (the “Closing Date”), the parties completed the Business Combination. In connection with the Business Combination, MURF changed its name from Murphy Canyon Acquisition Corp. to Conduit Pharmaceuticals Inc.

In connection with MURF’s initial public offering on February 7, 2022 (the “IPO”), 13,225,000 units, with each unit consisting of one share of MURF’s Class A common stock (the “Public Shares”) and a redeemable warrant exercisable for one share of MURF’s Class A Common Stock were issued. As of March 31, 2023, there were 2,187,728 Public Shares subject to possible redemption and holders of 2,129,662 Public Shares properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from the IPO, calculated as of two business days prior to the completion of the Business Combination, which was approximately $10.84 per share.

As a result of the Business Combination, each ordinary share of Old Conduit was cancelled and converted into shares of Company common stock, on the terms set forth in the Merger Agreement. Pursuant to the terms of the Merger Agreement, the aggregate number of shares of Company common stock that was delivered as consideration in the Business Combination was capped at 65,000,000 shares, which includes the consideration to be delivered to holders of Old Conduit convertible notes that were able to be converted into ordinary shares of Old Conduit immediately prior to the Business Combination. Accordingly, as a result of the Business Combination, each holder of Old Conduit convertible notes, on an as-converted basis, and each holder of Old Conduit ordinary shares received such holder’s pro rata portion of the 65,000,000 shares of Company common stock delivered as merger consideration.

Also, as a result of the Business Combination, each outstanding share of Class B common stock, par value of $0.0001 per share, of MURF (the “Class B Common Stock”), automatically converted into one share of Class A common stock, $0.0001 per share, of MURF (the “Class A Common Stock”), and then subsequently converted into one share of Company common stock.

Concurrently with the completion of the Business Combination, the Company issued an aggregate of 2,000,000 units, with each unit consisting of one share of Company common stock (the “PIPE Shares”), together with one warrant exercisable into one share of Company common stock (the “PIPE Warrants”), at a purchase price of $10.00 per unit, for an aggregate purchase price of $20,000,000 (the “PIPE Financing”), pursuant to the terms of the Subscription Agreement, to Nirland Limited. The foregoing description of the PIPE Shares, PIPE Warrants, and PIPE Financing is qualified in its entirety by the text of the Subscription Agreement, as amended, which is filed as Exhibit 10.12.

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On September 22, 2023, the Company entered into a termination agreement with Prospect Science Ventures Limited with respect to the subscription agreement that Prospect Science Ventures Limited had previously entered into with the Company on November 8, 2023 and amended on January 27, 2023.

After giving effect to the Business Combination, the redemption of Public Shares as described above, the conversion of the Class B Common Stock into Class A Common Stock and then into Company common stock as described above, and the completion of the PIPE Financing, there are currently 72,418,316 shares of Company common stock issued and outstanding.

Item 1.01	Entry into Material Definitive Agreement.

Merger Agreement

As previously disclosed, on September 22, 2023, MURF held the Special Meeting, at which the MURF stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On the Closing Date, the parties completed the Business Combination pursuant to the terms of that certain Agreement and Plan of Merger, dated November 8, 2022 and as amended on January 27, 2023 and May 11, 2023 (the “Merger Agreement”), by and among MURF, Old Conduit, and Conduit Merger Sub, Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of MURF (“Merger Sub”).

Pursuant to the terms of the Merger Agreement, (and upon all other conditions pursuant to the Merger Agreement being satisfied or waived), on the Closing Date, (i) Merger Sub merged with and into Old Conduit, with Old Conduit surviving the merger as a wholly-owned subsidiary of MURF, and (ii) MURF changed its name to “Conduit Pharmaceuticals Inc.”

Employment Agreements

The information set forth under Item 5.02 of this Current Report relating to the Executive Employment Agreements is hereby incorporated herein by reference.

Lock-Up Agreements

In connection with the execution of the Merger Agreement, certain shareholders of Old Conduit entered into lock-up agreements with MURF, pursuant to which such shareholders are subject to a lock-up period commencing from the date of the closing of the Business Combination and ending on the earlier of (x) one hundred and eighty (180) days after the date of the closing of the Business Combination, and (y) the date on which MURF consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of MURF’s shareholders having the right to exchange their equity holdings in MURF for cash, securities or other property.

PIPE Financing

On September 22, 2023, substantially concurrently with the completion of the Business Combination, the Company issued the PIPE Shares and the PIPE Warrants in the PIPE Financing, as described above.

The material terms of the Merger Agreement, the Lock-Up Agreements, and the PIPE Financing are described above and in the Proxy Statement/Prospectus under the sections entitled “The Merger Agreement,” “Certain Agreements Related to The Business Combination — Lock-up Agreements,” and “Certain Agreements Related to the Business Combination — Subscription Agreement,” respectively. The descriptions of the Merger Agreement, the Lock-Up Agreements, and the PIPE Warrants are qualified in their entirety by the text or forms of such agreements, which are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.12, and 10.13 to this Current Report and are incorporated herein by reference.

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Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the disclosure set forth in the “Introductory Note” section above is hereby incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company,” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the completion of the Business Combination, and as discussed below in Item 5.06 of this Current Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the completion of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report and the information incorporated herein by reference contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of the Company; statements of the plans, strategies, and objectives of management for future operations of the Company; statements regarding future economic conditions or performance; and other statements regarding the future business of the Company. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target,” or similar expressions, and include the assumptions that underlie such statements. These statements include, but are not limited to the following:

●	the outcome of any known and unknown litigation and regulatory proceedings, including the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company;

●	the ability to maintain the listing of Company common stock and warrants on The Nasdaq Stock Market;

●	the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability to grow, manage growth profitably, and retain key employees;

●	changes adversely affecting the business in which the Company is engaged;

●	the Company’s ability to execute on its plans to develop and commercialize its current clinical assets, as well as any future clinical assets that it licenses, and the timing of any such commercialization;

●	the Company’s ability to maintain existing license agreements and its reliance on the license agreement between AstraZeneca and St George Street Capital (“SGSC”);

●	the Company’s ability to identify future clinical assets to develop and obtain licenses to such clinical assets;

●	the Company’s projected financial information, growth rate, strategies, and market opportunities;

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●	the ability of the Company to meet its future capital requirements to fund its operations, which may involve debt and/or equity financing, and to obtain such debt and/or equity financing on favorable terms, and its sources and uses of cash;

●	the success of the Company’s research and development strategies;

●	the Company’s ability, assessment of, and strategies to compete with, its competitors;

●	the Company’s reliance on third-party service providers;

●	the Company’s estimates regarding expenses, future revenue, capital requirements, and needs for additional financing;

●	the Company’s ability to maintain and protect its intellectual property;

●	changes in applicable laws or regulations affecting the Company and/or its business;

●	the risk of disruption to the Company’s current plans and operations, including, but not limited to, as a result of any business disruption due to political or economic instability, pandemics or armed hostilities or a business disruption resulting from a cybersecurity attack; and

●	other factors disclosed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus, which is hereby incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by the Company from time to time with the SEC. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Business of Conduit Pharmaceuticals Limited,” which is hereby incorporated herein by reference.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Risk Factors,” which is hereby incorporated herein by reference.

Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations Conduit Pharmaceuticals Limited” and to the disclosure contained in Exhibit 99.1 hereto related to the six-month period ended June 30, 2023 and 2022, both of which are hereby incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations Conduit Pharmaceuticals Limited — Qualitative and quantitative disclosures about market risk” and to the disclosure contained in Exhibit 99.1 hereto, both of which are hereby incorporated herein by reference.

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Other Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the consolidated financial information of Old Conduit and the unaudited pro forma condensed combined financial information of the Company.

The selected historical financial information of Old Conduit as of and for the years ended December 31, 2022 and 2021 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Audited Financial Statements of Conduit Pharmaceuticals Limited” and the disclosure contained in Exhibit 99.2 hereto related to the unaudited six-month period ended June 30, 2023 and 2022, both of which are hereby incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Business of Conduit Pharmaceuticals Limited — Properties,” which is hereby incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of Company common stock immediately following the completion of the Business Combination by:

●	each person known to be the beneficial owner of more than 5% of the outstanding Company common stock;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the closing of the Business Combination for purposes of the calculations set forth below. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the closing of the Business Combination or subject to restricted stock units that vest within 60 days of the closing of the Business Combination are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. As of the closing of the Business Combination, there are no issued and outstanding options or restricted stock units.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o Conduit Pharmaceuticals Inc., 4995 Murphy Canyon Road, Suite 300, San Diego, California 92123.

The beneficial ownership of Company common stock is based on 72,418,316 shares of common stock issued and outstanding immediately following completion of the Business Combination on September 22, 2023, including (i) the 58,066 shares of Company common stock remaining after the redemption of the Public Shares by the stockholders of MURF as described above, (ii) the issuance of 65,000,000 shares of Company common stock to shareholders of Old Conduit ordinary shares in connection with the Business Combination, including the holders of convertible notes in Old Conduit which were converted into Old Conduct ordinary shares immediately prior to the Business Combination, and (iii) an aggregate of 1,418,000 shares of Company common stock issued to the Sponsor by MURF in a private placement that was conducted concurrently with MURF’s initial public offering, but excluding (a) shares of Company common stock issuable upon the exercise of all warrants issued in connection with MURF’s initial public offering and (b) 2,000,000 shares of Company common stock issuable upon exercise of the PIPE Warrants.

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Name and Address of Beneficial Owner	Number of Shares of Company Common Stock Beneficially Owned	Percentage of Shares of Outstanding Company Common Stock
Directors and Executive Officers
James Bligh	0	0%
Faith L. Charles	0	0%
Chele Chiavacci Farley (1)	30,000	*
Freda Lewis-Hall (2)	2,520,311	3.5%
Jennifer McNealey	0	0%
Andrew Regan (3)	45,593,799	62.9%
Adam Sragovicz (4)	0	0%
David Tapolczay (5)	2,003,324	2.8%
All directors and executive officers as a group (8 individuals) (6)	50,147,434	69.2%

5% Beneficial Owners
Andrew Regan (7)	45,593,799	62.9%
Murphy Canyon Acquisition Sponsor, LLC (8)	4,724,250	6.5%
St George Street Capital (9)	4,749,816	6.6%

*	Less than 1%.

(1)	Reflects 15,000 shares of Company common stock and 15,000 redeemable warrants that Murphy Canyon Acquisition Sponsor, LLC transferred to Ms. Farley on the Closing Date in consideration of her acting as an independent director of MURF prior to the Closing Date.

(2)	Reflects 2,003,324 shares of Company common stock received by Intelmed LLC (“Intelmed”) pursuant to the terms of the Merger Agreement as consideration for the Old Conduit ordinary shares that were previously held by it. The shares of Company common stock are held of record by Intelmed. Ms. Lewis-Hall is the Managing Director of Intelmed and in such capacity has voting and investment discretion with respect to the Company common stock held of record by Intelmed. By virtue of this relationship, Ms. Lewis-Hall may be deemed to share beneficial ownership of the Company common stock held of record by Intelmed. In addition, includes 516,987 shares of Company common stock received by Ms. Lewis-Hall’s spouse, Mr. Emerson Hall, Jr. By virtue of their relationship, Ms. Lewis-Hall may be deemed to share beneficial ownership of such shares held of record by Mr. Hall. Ms. Lewis-Hall disclaims any such beneficial ownership of the shares of Company common stock held by Intelmed and by Mr. Hall except to the extent of her pecuniary interest therein.

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(3)	Reflects 66,650 shares of Company common stock received by Dr. Regan pursuant to the terms of the Merger Agreement in respect of the convertible promissory notes of Old Conduit held by him. Also, reflects 31,148,454 shares of Company common stock received by Corvus Capital Ltd. pursuant to the terms of the Merger Agreement as consideration for the Old Conduit ordinary shares that were previously held by it and 14,378,695 shares of Company common stock received by Algo Holdings, Inc. pursuant to the terms of the Merger Agreement as consideration for the Old Conduit ordinary shares that were previously held by it. Dr. Regan is the Chief Executive Officer of Corvus Capital Ltd. and Algo Holdings, Inc. is a wholly owned subsidiary of Corvus Capital Ltd. By virtue of these relationships, Dr. Regan may be deemed to share beneficial ownership of the securities held of record by each of Corvus Capital Ltd. and Algo Holdings, Inc. Dr. Regan disclaims any such beneficial ownership except to the extent of his pecuniary interest therein.

(4)	As part of his employment, Mr. Sragovicz will receive a sign-on restricted stock unit award covering 0.10% of the shares of Company common stock. As of the date hereof, this grant has not yet occurred but will occur after the Company files a registration statement on Form S-8 (the “Form S-8”).

(5)	Reflects 2,003,324 shares of Company common stock received by Mr. Tapolczay pursuant to the terms of the Merger Agreement as consideration for the Old Conduit ordinary shares that were previously held by him. In addition, as part of his employment, Mr. Tapolczay will receive a sign-on stock option award to purchase 0.40% shares of Company common stock. As of the date hereof, this grant has not yet occurred but will occur after the Company files a registration statement on Form S-8.

(6)	Includes 15,000 shares of Company common stock that may be issued upon exercise of the 15,000 redeemable warrants held by Ms. Farley.

(7)	See footnote 3 above.

(8)	Reflects (i) 3,306,250 shares of Company common stock due to the conversion of the shares of MURF Class B common stock into shares of MURF Class A common stock and finally into shares of Company common stock in connection with the closing of the Business Combination, (ii) 709,000 shares of Company common stock, which prior to the Business Combination were part of the MURF units, and (iii) 709,000 shares of Company common stock converted from an equal number of shares of MURF Class A common stock issuable upon exercise of the 709,000 private placement warrants, which prior to the Business Combination were part of the MURF units.

(9)	Reflects 4,749,816 shares of Company common stock received by St George Street Capital pursuant to the terms of the Merger Agreement as consideration for the Old Conduit ordinary shares that were previously held by it.

Directors and Executive Officers

Other than as disclosed below in Item 5.02, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Management of New Conduit Following the Business Combination,” which is hereby incorporated herein by reference.

Executive Compensation and Corporate Governance

Executive Compensation

Certain matters relating to the Company’s executive officers are described in the Proxy Statement/Prospectus in the sections entitled “Executive and Director Compensation — New Conduit Executive and Director Compensation” and “Management of New Conduit Following the Business Combination — Executive Compensation Arrangements — Employment Arrangements with Executive Officers of New Conduit,” which are hereby incorporated herein by reference. Additionally, the compensation-related disclosure set forth under Item 5.02 of this Current Report is hereby incorporated herein by reference.

Director Compensation

Certain matters relating to the Company’s directors are described in the Proxy Statement/Prospectus in the sections entitled “Executive and Director Compensation — New Conduit Executive and Director Compensation” and “Management of New Conduit Following the Business Combination — Director Compensation Arrangements”, which are hereby incorporated herein by reference.

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Committees of the Board of Directors

The standing committees of the Board currently include an audit committee, a nominating and corporate governance committee, and a compensation committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. The committees of the Board are described in the Proxy Statement/Prospectus in the section entitled “Management of New Conduit Following the Business Combination — Board Committees,” which is hereby incorporated herein by reference.

Code of Conduct

The Board has adopted a new code of conduct that applies to all of the Company’s directors, officers, and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, which is available free of charge on the Company’s corporate website at http://www.conduitpharma.com. The information on the Company’s website is not part of this Current Report. The code of conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of the code of conduct on the Company’s website.

Compensation Committee Interlocks and Insider Participation

The information described in the Proxy Statement/Prospectus in the section entitled “Management of New Conduit Following the Business Combination — Compensation Committee Interlocks and Insider Participation” is hereby incorporated herein by reference.

Certain Relationships and Related Person Transactions, and Director Independence

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions,” which is hereby incorporated herein by reference.

A description of the independence of the Company’s directors is described in the Proxy Statement/Prospectus in the section entitled “Management of New Conduit Following the Business Combination — Director Independence,” which is hereby incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Business of Conduit Pharmaceuticals Limited — Legal Proceedings,” which is hereby incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

The Company’s common stock commenced trading on The Nasdaq Global Market (“Nasdaq Global Market”) under the symbol “CDT” on September 25, 2023, and the Company’s warrants commenced trading on The Nasdaq Capital Market (“Nasdaq Capital Market”) under the symbol “CDTTW” on September 25, 2023. MURF’s units, which were comprised of one share of Class A common stock and one warrant exercisable for one share of Class A common stock, ceased trading separately on The Nasdaq Stock Market LLC on September 22, 2023. In addition, as a result of the Business Combination, each share of Class A common stock was converted into one share of Company common stock and each MURF warrant exercisable for shares of Class A common stock is now exercisable for shares of Company common stock.

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The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The payment of any cash dividends will be within the discretion of the Board. The Company currently expects that it will retain future earnings to finance operations and grow its business.

Holders of Record

Effective upon the Closing Date, including the redemption of Public Shares as described above and the completion of the PIPE Financing, the Company had 72,418,316 shares of common stock outstanding held of record by approximately 33 holders and no shares of preferred stock outstanding. Such amounts do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “The Incentive Plan Proposal,” which is hereby incorporated herein by reference. The Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan (the “2023 Plan”) and the material terms thereunder were approved by MURF’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report relating to the issuance of PIPE Shares and PIPE Warrants in connection with the PIPE Financing is hereby incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Description of New Conduit Securities,” which is hereby incorporated herein by reference. As described below, the Company’s Second Amended and Restated Certificate of Incorporation the (“Second A&R Certificate of Incorporation”) was approved by MURF’s stockholders at the Special Meeting and became effective in connection with the Business Combination.

Indemnification of Directors and Officers

Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Management of New Conduit Following the Business Combination — Director and Officer Liability and Indemnification” and “Description of New Conduit Securities — Certain Anti-Takeover Provisions of Delaware Law and New Conduit’s Proposed Second Amended and Restated Certificate of Incorporation — Limitation of Liability and Indemnification of Directors and Officers,” which are hereby incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report relating to the financial information of the Company, and to Exhibits 99.1, 99.2, and 99.3 to this Current Report, all of which are hereby incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in “Introductory Note” above is hereby incorporated into this Item 3.01 by reference.

In connection with the completion of the Business Combination, on the Closing Date, the Company notified The Nasdaq Stock Market LLC that the Business Combination had become effective and that MURF’s outstanding securities had been converted into Company common stock and warrants. The Company’s common stock commenced trading on the Nasdaq Global Market under the symbol “CDT” on September 25 2023, and the Company’s warrants commenced trading on the Nasdaq Capital Market under the symbol “CDTTW” on September 25, 2023. The Nasdaq Stock Market LLC delisted MURF’s units and the warrants that previously traded under the symbol “MURFW”. Trading of MURF’s Class A common stock, redeemable warrants, and units was suspended at 5 p.m. on September 22, 2023.

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Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in “Introductory Note” above is hereby incorporated into this Item 3.02 by reference. The PIPE Shares and the PIPE Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the completion of the Business Combination, the Company filed the Second A&R Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Second A&R Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement/Prospectus in the section entitled “The Charter Amendments Proposal,” which is incorporated herein by reference.

Additionally, the disclosure set forth in the Introductory Note and Item 5.03 of this Current Report is hereby incorporated herein by reference. A copy of the Second A&R Certificate of Incorporation is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Current Report is hereby incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the completion of the Business Combination, and in accordance with the terms of the Merger Agreement, (i) each executive officer of MURF, other than Adam Sragovicz, ceased serving in such capacities, (ii) the existing members of MURF’s board of directors, other than Chele Chiavacci Farley, resigned, and (iii) David Tapolczay, Freda Lewis-Hall, James Bligh, Faith L. Charles, Jennifer I. McNealey, and Andrew Regan were appointed as directors of the Company.

Effective upon the completion of the Business Combination, Mr. Tapolczay was appointed Chief Executive Officer. Mr. Sragovicz, who served as the Chief Financial Officer of MURF, will continue to serve as the Chief Financial Officer of the Company. Ms. Lewis-Hall was appointed as Chair of the Board.

Other than as disclosed in this Item 5.02 of this Current Report, reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Management of New Conduit Following the Business Combination” for biographical information about each of the directors and officers following the Business Combination and to Item 1.01 of this Current Report, which are hereby incorporated herein by reference.

Employment Agreements

In connection with the completion of the Business Combination, David Tapolczay and Adam Sragovicz each entered into employment agreements (together, the “Executive Employment Agreements”) with the Company. Reference is made to the disclosure of the terms of the Executive Employments Agreements in the Proxy Statement/Prospectus in the section entitled “Management of New Conduit Following the Business Combination — Executive Compensation Arrangements — Employment Arrangements with Executive Officers of New Conduit,” which is hereby incorporated herein by reference, and the full text of the Executive Employment Agreements which are filed as Exhibits 10.6 and 10.7 to this Current Report and are incorporated herein by reference.

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Compensatory Arrangements for Directors

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Management of New Conduit Following the Business Combination — Director Compensation Arrangements,” which is hereby incorporated herein by reference.

Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “The Incentive Plan Proposal,” which is hereby incorporated herein by reference, and the full text of the 2023 Plan which is included as Exhibit 10.8 to this Current Report and is incorporated herein by reference.

Indemnity Agreements

On September 22, 2023, each of the Company’s newly appointed directors and officers entered into indemnity agreements with the Company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Management of New Conduit Following the Business Combination — Director and Officer Liability and Indemnification” which is hereby incorporated herein by reference, and the full text of the form of the Indemnity Agreement which is included as Exhibit 10.9 to this Current Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Business Combination, the Company amended and restated its certificate of incorporation, effective as of the Closing Date, pursuant to the Second A&R Certificate of Incorporation, and the Company adopted amended restated bylaws pursuant to an Amended and Restated Bylaws (the “A&R Bylaws”).

Copies of the Second A&R Certificate of Incorporation and the A&R Bylaws are attached as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

The material terms of the Second A&R Certificate of Incorporation and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are described in the Proxy Statement/Prospectus under the sections entitled “The Charter Amendments Proposals,” “The Advisory Charter Amendments Proposals,” and “Comparison of Stockholders’ Rights,” which are hereby incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the Closing Date, in connection with the completion of the Business Combination, the Board adopted a new code of conduct, which is applicable to all of the Company’s directors, officers, and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, which is available free of charge on the Company’s corporate website at http://www.conduitpharma.com. The information on the Company’s website does not constitute part of this Current Report and is not incorporated by reference herein. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of the code of conduct on the Company’s website.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal,” which is hereby incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 22, 2023, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.4 to this Current Report.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of Old Conduit as of and for the years ended December 31, 2022 and 2021 are set forth in the Proxy Statement/Prospectus in the section of the financial statements entitled “Audited Financial Statements of Conduit Pharmaceuticals Limited,” and are incorporated herein by reference. The unaudited condensed financial statements of Old Conduit for the six-month periods ended June 30, 2023 and 2022 are set forth in Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of MURF and Conduit as of June 30, 2023 and for the year ended December 31, 2022 and the six months ended June 30, 2023 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
3.1	Second A&R Certificate of Incorporation.
3.2	A&R Bylaws.
10.1	Merger Agreement (including as Annex A-1 to the Prospect Statement/Prospectus and incorporated herein by reference).
10.2	Amendment to Agreement and Plan of Merger dated as of January 27, 2023, by and among Murphy Canyon Acquisition Corp., Conduit Merger Sub, Inc., and Conduit Pharmaceuticals Limited (included as Annex A-2 to the Proxy Statement/Prospectus and incorporated herein by reference).
10.3	Second Amendment to Agreement and Plan of Merger dated as of May 11, 2023, by and among Murphy Canyon Acquisition Corp., Conduit Merger Sub, Inc. and Conduit Pharmaceuticals Limited (included as Annex A-3 to the Proxy Statement/Prospectus and incorporated herein by reference).
10.4	Form of Lock-Up Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 14, 2022, and incorporated herein by reference).
10.5	Form of Amended and Restated Warrant (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 30, 2023, and incorporated herein by reference).
10.6#	Executive Employment Agreement with David Tapolczay (filed as Exhibit 10.17 to the Company’s Registration Statement on Form S-4 filed on August 8, 2023, and incorporated herein by reference).
10.7#	Executive Employment Agreement with Adam Sragovicz (filed as Exhibit 10.18 to the Company’s Registration Statement on Form S-4 filed on August 8, 2023, and incorporated herein by reference).
10.8#	2023 Plan (including as Annex C to the Prospect Statement/Prospectus and incorporated herein by reference).
10.9	Form of Indemnity Agreement.
10.10	Form of Subscription Agreement between Murphy Canyon Acquisition Corp. and the investors named therein (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 14, 2022, and incorporated herein by reference).
10.11	Amendment to Subscription Agreement dated as of January 27, 2023 between Murphy Canyon Acquisition Corp. and the investors named therein (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 30, 2023, and incorporated herein by reference).
10.12	Form of Subscription Agreement between Murphy Canyon Acquisition Corp. and the investor named therein (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 13, 2023, and incorporated herein by reference).
10.13	Form of PIPE Warrant (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 13, 2023, and incorporated herein by reference).
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company as of and for the six months ended June 30, 2023 and 2022.
99.2	Unaudited condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2023 and 2022.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2023 and the year ended December 31, 2022.
99.4	Joint Press Release dated September 22, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

#	Indicates management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2023	CONDUIT PHARMACEUTICALS INC.

	By:	/s/ Adam Sragovicz
	Name:	Adam Sragovicz
	Title:	Chief Financial Officer

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